SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 29, 2010

PTS, INC.

(Exact name of registrant as specified in its charter)

Nevada

000-25485

88-0380544

(State or other jurisdiction

(Commission File Number)     ( IRS Employer Identification Number)

 of incorporation)

5155 Spectrum Way, Unit #5, Misissauga, ON, Canada

               L4W5A1

 (Address of Principal Executive Offices)                                                        (Zip Code)

Registrant's telephone number, including area code:  (800) 338-5412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 1.01

Entry into Material Definitive Agreement.

On October 29, 2010, PTS, Inc. entered into a Share Exchange Agreement (“Agreement”) with Raj Kalra, the owner of 70% of the member interests of ThinLine IT Services of Georgia, LLC (“ThinLine”), pursuant to which PTS, Inc. agreed to purchase, and Raj Kalra agreed to sell, Mr. Kalra’s 70% member interest, in exchange for 56,000,000 shares of PTS, Inc. common stock.

ThinLine Technology Group (www.thinlinegroup.com) manages, markets and maintains the IT and VOIP infrastructure for small and medium business (SMB market) and provides Private Cable Operators (PCO market) private label billing and call center support. At present, ThinLine services over 21,000 clients on behalf of Private Cable Operators over 400 apartment properties across the United States.

ThinLine consists of three divisions of expertise that provides one-stop solutions for customers’ technology needs across a broad spectrum of marketing, support and technology services:

ThinLine IT: providing CTO services and consulting, remote server and desktop support, disaster recovery, hosted exchange, software development, mobile application development and managed IT services.

ThinLine Connect: providing Internet and communications system consulting, business VoIP, hosted PBX technology, web-based CRM tools, and white-label call center support services.

ThinLine Interactive: providing local search marketing, social media marketing consulting, pay-per-click marketing, web hosting, web development and optimization, and mobile (SMS) marketing.

The closing of this transaction is subject to the completion of due diligence by the parties and the delivery by Mr. Kalra of audited financial statements of ThinLine for the fiscal years ended December 31, 2009 and 2008 and unaudited financial statements of ThinLine through the date of closing, which is estimated to be December 31, 2010.

A copy of the Agreement is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference. A copy of our press release on this matter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description of Exhibit
10.1	Share Exchange Agreement dated as of October 29, 2010, by and between the Company and Raj Kalra related to proposed acquisition of ThinLine IT Services of Georgia, LLC.
99.1	Press Release dated November 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 3, 2010

PTS, INC.

By:   /s/ Marc Pintar

Marc Pintar

Interim President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Share Exchange Agreement dated as of October 29, 2010, by and between the Company and Raj Kalra related to proposed acquisition of ThinLine IT Services of Georgia, LLC.
99.1	Press Release dated November 3, 2010